SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ----------------



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 22, 1997.

                        Oakwood Mortgage Investors, Inc.
               (Exact name of registrant as specified in charter)


  North Carolina                  33-99320                        56-1886793
(State or other jurisdiction    (Commission                     (IRS Employer
   of incorporation)            File Number)                 Identification No.)

             7800 McCloud Road, Greensboro, North Carolina 27407
               (Address of principal executive offices)   (Zip Code)

        Registrant's telephone number, including area code (910) 664-2400

 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

               On July 22, 1997, the Registrant entered into Amendment No. 1 to its Series 1997-B Pooling and Servicing Agreement (the "Amendment"), among the Registrant, Oakwood Acceptance Corporation, as Servicer and PNC Bank, National Association, as Trustee, amending the Pooling and Servicing Agreement, dated as of May 1, 1997 relating to the Registrant's Senior/Subordinated Pass-Through Certificates, Series 1997-B. A copy of the Amendment is included as Exhibit 4.1 hereto.


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



Exhibits

           4.1 Amendment No. 1 to the Series 1997-B Pooling and Servicing Agreement, dated as of July 22, 1997, by and among the Registrant, Oakwood Acceptance Corporation, as Servicer, and PNC Bank, National Association.

                                   Signatures


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

July 22, 1997                   OAKWOOD MORTGAGE INVESTORS,
                                INC.



                                By: /s/ Douglas R. Muir
                                    --------------------------

                                Name:  Douglas R. Muir

                                Title: Vice President

                                INDEX TO EXHIBITS



                                                                                Page
4.1            Copy of Amendment No. 1 to the Series 1997-B Pooling and
               Servicing Agreement, dated as of
               July 22, 1997, by and among the Registrant,
               Oakwood Acceptance Corporation, as Servicer,
               and PNC Bank, National Association...........................

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


             ======================================================



                        OAKWOOD MORTGAGE INVESTORS, INC.,

                         OAKWOOD ACCEPTANCE CORPORATION


                                       AND


                         PNC BANK, NATIONAL ASSOCIATION
                                     TRUSTEE



                                   ----------


                               AMENDMENT NO. 1 TO

                  SERIES 1997-B POOLING AND SERVICING AGREEMENT

                            DATED AS OF JULY 22, 1997


                                   ----------



                        OAKWOOD MORTGAGE INVESTORS, INC.,

                               SENIOR/SUBORDINATED

                    PASS-THROUGH CERTIFICATES, SERIES 1997-B

             ======================================================

           AMENDMENT NO. 1 (the "Amendment") dated as of July 22, 1997 to the Series 1997-B Pooling and Servicing Agreement, dated as of May 1, 1997 (the "Series Agreement") among OAKWOOD MORTGAGE INVESTORS, INC., a North Carolina corporation (the "Company"), OAKWOOD ACCEPTANCE CORPORATION, North Carolina corporation, as servicer (the "Servicer"), and PNC BANK, NATIONAL ASSOCIATION, a national banking association, as trustee (together with its successors in trust thereunder as provided therein, the "Trustee"). The Series Agreement, together with the Company's Standard Terms to Pooling and Servicing Agreement, November 1995 Edition, as amended from time to time (the "Standard Terms") are referred to herein as the "Pooling and Servicing Agreement".


                              PRELIMINARY STATEMENT


           Section 11.01 of the Standard Terms provides, INTER ALIA, that the Pooling and Servicing Agreement may be amended from time to time by the Company, the Servicer, and the Trustee, without the consent of any of the Certificateholders to make provisions with respect to matters or questions arising under the Pooling and Servicing Agreement or matters arising with respect to the Trust that are not covered by the Pooling and Servicing Agreement; PROVIDED, that such action shall not affect adversely the interests of any Certificateholder, as evidenced by an opinion of counsel independent from the Company, the Servicer and the Trustee or a letter from each Rating Agency from whom the Company requested a rating of any of the related Certificates stating that such action will not result in a downgrading of the rating of any of the related Certificates rated by such Rating Agency at the request of the Company, as specified in section 11.01 of the Standard Terms.

           All capitalized terms not otherwise defined herein are defined in the Pooling and Servicing Agreement. All Article, Section or Subsection references herein shall mean Article, Section or Subsections of the Pooling and Servicing Agreement, except as otherwise provided herein.

SECTION 1. Amendment to Section 5.05(b)(1).

           (a) Section 5.05(b)(1) of the Standard Terms is amended to read in its entirety as follows:

                      (1) BOOK-ENTRY CERTIFICATES. No transfer of all or any portion of any Class of Book-Entry Certificates that are ERISA Restricted Certificates shall be made to a transferee that is a Plan Investor unless such Plan Investor qualifies for an exemption from Sections 406 and 407 of ERISA and Section 4975 of the Code, and each Beneficial Owner of such a Certificate shall be deemed to have represented, by virtue of its acquisition of such a Certificate, either (i) that it is not a Plan Investor or (ii) that an exemption from Sections 406 and 407 of ERISA and Section 4975 of the Code will apply to the acquisition, holding and resale of such Certificates by the Beneficial Owner thereof.


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


SECTION 2. Counterparts.

           This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

SECTION 3. Governing Law.

           THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.


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


           IN WITNESS WHEREOF, Oakwood Mortgage Investors, Inc., Oakwood Acceptance Corporation and the Trustee have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the date first above written.


                                          OAKWOOD MORTGAGE INVESTORS,
                                          INC.

                                          By:  /s/ Douglas R. Muir
                                               ---------------------------------
                                                 Name:  Douglas R. Muir
                                                 Title:  Vice President


                                          OAKWOOD ACCEPTANCE
                                          CORPORATION, as Servicer


                                          By:  /s/ Douglas R. Muir
                                               ---------------------------------
                                                 Name:  Douglas R. Muir
                                                 Title:   Vice President




                                          PNC BANK, NATIONAL ASSOCIATION
                                            as Trustee


                                          By:  /s/ Judy A. Wisniewski
                                               ---------------------------------
                                                 Name: Judy A. Wisniewski
                                                 Title:  Trust Officer


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